Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and/or directors of Oak Hill Financial, Inc., an Ohio corporation (the "Company"), hereby appoints R.E. Coffman, Ron J. Copher, and H. Grant Stephenson, as his or her true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 1,200,000 shares of the Company's common stock without par value, to be sold and distributed by the Company pursuant to the Company's 2004 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of May 2004.

         Signature                            Title


   /s/ Evan E. Davis                Director
---------------------------------
       Evan E. Davis

   /s/ John D. Kidd                 Chairman and Director
---------------------------------
        John D. Kidd

   /s/ R.E. Coffman, Jr.            President, Chief Executive Officer
---------------------------------   and Director
        R.E. Coffman, Jr.           (Principal Executive Officer)

   /s/ Ron J. Copher                Chief Financial Officer and Treasurer
---------------------------------
        Ron J. Copher               (Principal Financial and Accounting Officer)

   /s/ D. Bruce Knox                Chief Information Officer and Director
---------------------------------
        D. Bruce Knox

   /s/ Candice R. DeClark-Peace     Director
---------------------------------
        Candice R. DeClark-Peace

   /s/ Barry M. Dorsey, Ed.D.       Director
---------------------------------
        Barry M. Dorsey, Ed.D.

   /s/ Donald R. Seigneur           Director
---------------------------------
        Donald R. Seigneur

   /s/ William S. Siders            Director
---------------------------------
        William S. Siders

   /s/ H. Grant Stephenson          Director
---------------------------------
        H. Grant Stephenson

   /s/ Neil S. Strawser             Director
---------------------------------
        Neil S. Strawser

   /s/ Donald P. Wood               Director
---------------------------------
        Donald P. Wood